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                                                                    EXHIBIT 99.3

                              PLEDGED COLLATERAL
                         ACCOUNT CONTROL AGREEMENT/1/

TO:  McDonald Investment, Inc.
     580 Lincoln Park Boulevard, Suite 388
     Kettering, OH 45429

     Attention: Steven F. Goens

     DATE:     February 1, 2001

Dear Mr. Goens:

     Simultaneously with the execution of this Agreement, the undersigned John
A. Muskovich (hereinafter "Pledgor") and eMachines, Inc. ("Pledgee") entered into a Securities Account Pledge Agreement dated as of [Date] (the "Pledge Agreement") pursuant to which a security interest, in all present and future assets of Pledgor in the account no. ___________ entitled "[Account Name], maintained with you by Pledgor (the "Securities Account"), has been granted by Pledgor to Pledgee (the "Pledge"). In connection therewith, Pledgor and Pledgee hereby instruct you and you acknowledge and agree that:

     1. The assets contained from time to time in the Securities Account are pledged according to the terms of the Pledge Agreement. As long as the assets are pledged to Pledgee, McDonald Investment, Inc. will not invade the assets to cover margin debits or calls in any other Account of Pledgor; McDonald Investment, Inc. agrees that except for liens resulting from transactions in the Securities Account or for payment of its customary fees and commissions pursuant to the agreement with Pledgor governing the Securities Account, it acknowledges that neither it, its subsidiaries nor its affiliates has a present lien on the pledged assets and has not received notice of any other security interest in such assets. In the event any such notice is received, McDonald Investment, Inc. will promptly notify Pledgee. Pledgor herein represents that the pledged assets are free and clear of any other lien or encumbrances, and agrees that no further or additional liens or encumbrances will be placed on the pledged assets without the express written consent of Pledgee and McDonald Investment, Inc.

     2. Pledgor shall be entitled to collect all interest and dividend payments and all other amounts paid in cash with respect to the Collateral, provided, however, that in no event prior to the expiration of the Pledge Agreement, may Pledgor withdraw funds which would cause the value of the Collateral to decrease below $300,000. Pledgee and Pledgor acknowledge and agree that McDonald Investment, Inc. shall not be held responsible for any market decline in the value of the held pledged assets or to notify Pledgee or Pledgor of any such decline in the market value of

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          the assets or to take any action with regard to such assets except upon the specific written directions stated herein.

     3. McDonald Investment, Inc. will provide to Pledgor, with a duplicate copy to Pledgee, a monthly statement of assets and a confirmation statement of each transaction effected in the Securities Account after such transaction is effected.

     Upon written notice by the Authorized Officers of Pledgee that an "Event of Default" exists as of the date thereof under the Pledge Agreement (a "Notice of Default"), McDonald Investment, Inc. shall accept instructions regarding the Securities Account only from Pledgee and shall dispose of or transfer the assets in the Securities Account as directed by Pledgee. McDonald Investment, Inc. shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge Agreement or to determine whether or not an Event of Default exists. Pledgor hereby agrees to indemnify and hold harmless McDonald Investment, Inc., its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages including, without limitation, any and all court costs and reasonable attorneys' fees, that may result by reason of McDonald Investment, Inc. complying with such instructions.

     So long as this Agreement remains in effect, Pledgee shall be entitled to receive duplicates of any and all notices that Pledgor is entitled to receive. Any notice or statement sent to Pledgee shall be sent to General Counsel, eMachines, Inc., 14350 Myford Road, Irvine, California, 92606. The General Counsel can be reached at (714) 481-2828.

     Any notice sent to McDonald Investment, Inc., including any Notice of Default, shall be sent to the attention of Steven F. Goens at 580 Lincoln Park Boulevard, Suite 388, Kettering, Ohio 45429. Mr. Goens can be reached at 1-800-643-5590.

     Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, this Agreement shall not impose or create any obligations or duties upon McDonald Investment, Inc. greater than or in addition to the customary and usual obligations and duties of McDonald Investment, Inc. to Pledgor except and to the extent that shall henceforth accept instructions in connection with the Securities Account as provided in this Agreement.

     The parties acknowledge that the Securities Account constitute "Securities Account" within the meaning of Section 8501 of the Uniform Commercial Code ("UCC"), McDonald Investment, Inc. is a "Securities Intermediary" within the meaning of Section 8102(a)(14) of the UCC and that all property held in the Securities Account constitute "Financial Assets" and/or "Security Entitlements" within the meanings of Section 8102(a)(9) and 8102(a)(17), respectively. The provisions of this agreement constitute "Control" over the Securities Account within the meaning of Section 8106(c) of the UCC.

     This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of California without regard to its conflict of law principles and the rights and remedies of the parties shall be determined in accordance with such laws.

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     If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of Pledgor, Pledgee and McDonald Investment, Inc.. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

     This Agreement may be terminated by McDonald Investment, Inc. upon thirty
(30) days' written notice to Pledgor and Pledgee. Upon delivery of such notice, McDonald Investment, Inc. shall be under no further obligation except to hold the pledged assets in accordance with the terms of this Agreement, pending receipt of written instructions from Pledgor and Pledgee, jointly regarding the further disposition of the pledged assets.

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     IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.


PLEDGOR

JOHN A. MUSKOVICH

By:    /s/ JOHN A. MUSKOVICH
       ___________________________________

Print: John A. Muskovich
       ___________________________________

Date:  2/2/01
       ___________________________________


PLEDGEE

eMACHINES, INC.

By:    /s/ ALLAN MOUW
       ___________________________________

Print: Allan Mouw
       ___________________________________

Title: VP, Business & Legal Affairs
       ___________________________________

Date:  2/2/01
       ___________________________________


ACKNOWLEDGED AND AGREED:

McDonald Investment, Inc.

By:    /s/ ^illegible signature^                  Date:  2/5/01
       ___________________________________               _______________________

       (Title Managing Director       )
             _________________________


By:    /s/ ^illegible signature^                  Date:  2/5/01
       ___________________________________               _______________________

       (Title Assoc. Vice President    )
             __________________________